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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                  SUPPLANTING SUPPLEMENT DATED AUGUST 6, 1997

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THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "HOW TO INVEST --
PURCHASING CLASS A SHARES" WITH RESPECT TO GT GLOBAL EMERGING MARKETS FUND ("EMERGING MARKETS FUND") AND GT GLOBAL LATIN AMERICA GROWTH FUND ("LATIN AMERICA FUND"):

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) of "Sales Charge Waivers -- Class A Shares" is no longer available.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Class B shares of a Fund may not be purchased for a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Accounts ("SIMPLE IRAs") for which a designated financial institution was selected by the employer on Form 5305-SIMPLE. Class B shares of a Fund may still be purchased for SIMPLE IRAs using Form 5304-SIMPLE. In addition, Class A shares of a Fund may still be purchased for all SIMPLE IRAs.

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO EACH FUND:

Allan Conway, Hugh Hunter, Darren Read, Christine Rowley and Mark Thorogood -- all members of Chancellor LGT Asset Management, Inc.'s (the "Manager") Global Emerging Markets Equity team -- are Portfolio Managers for the Emerging Markets Fund. Mr. Conway joined the Manager and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of the Manager, in January 1997 as Head of the Global Emerging Markets Equity team. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was Director of International Equities at Hermes Investment Management ("Hermes"), and from 1982 to 1992 was a Portfolio Manager, and eventually Head of Overseas Equities, at Provident Mutual. Mr. Hunter has been a Portfolio Manager for the Manager and LGT Asset Management since June 1997. From 1987 to 1997, he was Head of Quantitative Emerging Strategy at ING-Barings (Hong Kong) ("Barings"). Mr. Read has been a Portfolio Manager for the Manager since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes responsible for stock selection and strategic asset allocation input in a number of emerging markets. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995. Ms. Rowley has been a Portfolio Manager for the Manager and LGT Asset Management Ltd. (Hong Kong), an affiliate of the Manager, since 1992. In this position, Ms. Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms. Rowley was an Analyst with the Bank of England from 1989 to 1990. Mr. Thorogood joined the Manager and LGT Asset Management in May 1997 as a Portfolio Manager. Prior thereto, he worked for Barings from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

Allan Conway and David Manuel are Portfolio Managers for the Latin America Fund. Mr. Manuel has been a Portfolio Manager for the Manager and LGT Asset Management since November 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager and, starting in 1994, Head of Latin American Equities for Abbey Life Investment Services Ltd. (London).

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LEMST711020M                                                   November 24, 1997